SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004





                                    FORM 8-K
                    CURRENT REPORT PURSUANT TO SECTION 13 OF
                       THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report
(Date of earliest event reported) May 1, 2001
                                  -----------




                           GENERAL MOTORS CORPORATION
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)




      STATE OF DELAWARE                 1-143                 38-0572515
----------------------------   -----------------------    -------------------
(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
 of incorporation)                                        Identification No.)




300 Renaissance Center, Detroit, Michigan                    48265-3000
--------------------------------------------                 ----------
  (Address of principal executive offices)                   (Zip Code)







Registrant's telephone number, including area code       (313) 556-5000
                                                         --------------

ITEM 5.  OTHER ITEMS

On May 1, 2001, General Motors Corporation (GM) issued a news release announcing April sales and production, as well as second quarter 2001 production estimates. The release is as follows:

   GM April Sales Down 16% as Industry Tapers from Year-ago Record Sales Rate
             o April Car Sales Down 15%; April Truck Sales Down 16%

      GM Announces April Production Results; Second Quarter Forecast Rises

      DETROIT -- General Motors dealers sold 359,499 new cars and trucks in April in the United States, down 16 percent from April 2000. GM car sales decreased 15 percent to 181,228 units and truck sales decreased 16 percent to 178,271 units.

      "As expected, we're experiencing moderation in consumer demand and April industry sales were softer than originally forecast. We remain cautiously optimistic about vehicle sales throughout the remainder of the year and we still expect a soft landing," said Bill Lovejoy, group vice president of North America Vehicle Sales, Service and Marketing. "With the spring introduction of key new vehicles into the marketplace, our dealers are well equipped with a strong product lineup to help sustain our performance in tougher market conditions."

CYTD & April Strengths
----------------------

      GM continued its strength in utility sales in the CYTD-April period, with full-size utilities again posting the highest gains in the GM lineup. In fact, GM reported a 12 percent increase in the highly competitive full-size utility segment during the period. The Chevrolet Tahoe and Suburban, and the GMC Yukon all posted individual CYTD records.

      Other notable strengths for GM include the Chevrolet Impala, which posted record April sales and has been on a record pace throughout the year.

April Sales Records                        CYTD Records
-------------------                        ------------
o     Chevrolet Impala                     o     Chevrolet Impala
o     Saturn L-Series                      o     Saturn L-Series
o     GM Full-size Utilities               o     GMC Yukon
o     GMC Yukon                            o     GM Utilities
o     GMC Yukon XL                         o     GM Full-size Utilities
o     Cadillac Escalade                    o     Chevrolet Suburban
                                           o     Chevrolet Tahoe
                                           o     Chevrolet Tracker
                                           o     Saturn

GM Announces April Production Totals, Increase in 2nd Quarter 2001 Estimate
---------------------------------------------------------------------------

      In April, GM produced 405,000 vehicles (197,000 cars and 208,000 trucks) in North America, down from 470,000 vehicles (235,000 cars and 235,000 trucks) produced in April 2000. (Production totals include joint venture production of 8,000 vehicles in April 2001 and 13,000 vehicles in April 2000.)

      GM announced its second-quarter North American production estimate (including joint ventures) will increase to 1.332 million vehicles (618,000 cars and 714,000 trucks), from the previous estimate of 1.3 million vehicles (582,000 cars and 718,000 trucks). The revised estimate is a 15 percent decline from the second quarter 2000 when we made 1,568,000 vehicles (787,000 cars and 781,000 trucks).


     Additionally, GM announced the following second-quarter 2001 production estimates for its international regions:

o GM Europe - The second-quarter estimate is 504,000 vehicles, down from the previous estimate of 516,000 vehicles.
o GM Asia Pacific - The second-quarter estimate is unchanged at 65,000 vehicles.
o GM Latin America, Africa and the Middle East - The second-quarter estimate is 169,000 vehicles, up from the previous estimate of 167,000 vehicles.


Note: GM sales and production results are available on GM Media Online at http://media.gm.com by clicking on the Sales/Production icon.
-------------------

In this press release and related comments by General Motors management, our use of the words "expect," "anticipate," "estimate," forecast," "objective," "plan," "goal" and similar expressions is intended to identify forward looking statements. While these statements represent our current judgement on what the future may hold, and we believe these judgements are reasonable, actual results may differ materially due to numerous important factors that are described in GM's most recent report on SEC Form 10-K (at page II-20) which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following: changes in economic conditions, currency exchange rates or political stability; shortages of fuel, labor strikes or work stoppages; market acceptance of the corporation's new products; significant changes in the competitive environment; changes in laws, regulations and tax rates; and, the ability of the corporation to achieve reductions in cost and employment levels to realize production efficiencies and implement capital expenditures at levels and times planned by management.

                                      # # #

                                              2-1P
                                 GM Car Deliveries - (United States)
                                           April 2001
----------------------------------------------------------------------------
                                                    Calendar Year-to-Date
                          (1)      April               January - April
                          --------------------------------------------------
                                            %Chg
                            2001    2000   per S/D   2001    2000    %Chg
                          --------------------------------------------------
        Selling Days (S/D)  25       25
----------------------------------------------------------------------------

Century                     9,341   11,459   -18.5  39,433   51,199   -23.0
LeSabre                     7,341   10,113   -27.4  41,711   43,535    -4.2
Park Avenue                 2,517    3,069   -18.0  11,046   15,477   -28.6
Regal                       3,549    5,035   -29.5  16,726   22,476   -25.6
Riviera                         0        2   ***.*       2       34   -94.1
       Buick Total         22,748   29,678   -23.4 108,918  132,721   -17.9
----------------------------------------------------------------------------
Catera                      1,151      845    36.2   3,179    3,918   -18.9
DeVille                     5,663    9,643   -41.3  29,610   40,588   -27.0
Eldorado                      600      742   -19.1   2,501    3,802   -34.2
Seville                     1,672    2,008   -16.7   6,945    9,074   -23.5
     Cadillac Total         9,086   13,238   -31.4  42,235   57,382   -26.4
----------------------------------------------------------------------------
Camaro                      3,189    4,219   -24.4  10,862   14,448   -24.8
Cavalier                   23,509   16,631    41.4  88,187   75,511    16.8
Corvette                    2,713    3,018   -10.1  10,654   11,086    -3.9
Impala (W)                 15,611   15,176     2.9  68,271   58,980    15.8
Lumina                      4,267    3,807    12.1  17,057   15,121    12.8
Malibu                     15,681   18,216   -13.9  63,490   73,528   -13.7
Metro                         543    4,084   -86.7   6,397   15,598   -59.0
Monte Carlo                 5,235    6,544   -20.0  23,578   26,217   -10.1
Prizm                       5,665    4,431    27.8  19,928   18,941     5.2
     Chevrolet Total       76,413   76,126     0.4 308,424  309,430    -0.3
----------------------------------------------------------------------------
Alero                       6,923   12,182   -43.2  45,555   46,983    -3.0
Aurora                      2,082    2,023     2.9  11,296    5,083   122.2
Cutlass                         1      118   -99.2      12      907   -98.7
Cutlass Supreme                 0        0   ***.*       0        0   ***.*
Eighty Eight                    1       40   -97.5       2      386   -99.5
Intrigue                    2,709    4,306   -37.1  14,983   21,567   -30.5
    Oldsmobile Total       11,716   18,669   -37.2  71,848   74,926    -4.1
----------------------------------------------------------------------------
Bonneville                  3,070    5,031   -39.0  15,562   19,771   -21.3
Firebird                    2,227    2,939   -24.2   8,026   10,950   -26.7
Grand Am                   12,776   18,325   -30.3  62,937   73,237   -14.1
Grand Prix                  9,093   13,421   -32.2  36,343   51,793   -29.8
Sunfire                     8,401    7,776     8.0  30,790   28,149     9.4
      Pontiac Total        35,567   47,492   -25.1 153,658  183,900   -16.4
----------------------------------------------------------------------------
900                             0       15   ***.*       0       37   ***.*
9000                            0        3   ***.*       0       16   ***.*
9-3                         1,600    1,985   -19.4   6,128    5,928     3.4
9-5                         1,014    1,316   -22.9   4,323    4,111     5.2
       Saab Total           2,614    3,319   -21.2  10,451   10,092     3.6
----------------------------------------------------------------------------
Saturn EV1                      0       11   ***.*       0      172   ***.*
Saturn L Series             7,852    7,169     9.5  32,483   26,067    24.6
Saturn S Series            15,232   17,817   -14.5  56,834   62,618    -9.2
      Saturn Total         23,084   24,997    -7.7  89,317   88,857     0.5
----------------------------------------------------------------------------
        GM Total          181,228  213,519   -15.1 784,851  857,308    -8.5
----------------------------------------------------------------------------

                        GM Car Deliveries by Production Source
----------------------------------------------------------------------------
GM North America *        177,463  209,355   -15.2 771,221  843,298    -8.5
----------------------------------------------------------------------------
GM Import                   3,765    4,164    -9.6  13,630   14,010    -2.7
----------------------------------------------------------------------------
        GM Total          181,228  213,519   -15.1 784,851  857,308    -8.5
----------------------------------------------------------------------------
* Includes U.S./Canada/Mexico
(1) Determines Sort Order

                                              2-1P
                                 GM Car Deliveries - (United States)
                                           April 2001
----------------------------------------------------------------------------
                                                    Calendar Year-to-Date
                          (1)      April               January - April
                          --------------------------------------------------
                                            %Chg
                            2001    2000   per S/D   2001    2000    %Chg
                          --------------------------------------------------
        Selling Days (S/D)  25       25
----------------------------------------------------------------------------
       GM Car Deliveries by Production Source and Marketing Division
----------------------------------------------------------------------------
Buick Total                22,748   29,678   -23.4 108,918  132,721   -17.9
Cadillac Total              7,935   12,393   -36.0  39,056   53,464   -26.9
Chevrolet Total            76,413   76,126     0.4 308,424  309,430    -0.3
Oldsmobile Total           11,716   18,669   -37.2  71,848   74,926    -4.1
Pontiac Total              35,567   47,492   -25.1 153,658  183,900   -16.4
Saturn Total               23,084   24,997    -7.7  89,317   88,857     0.5
     GM North America
       Tota1*              77,463  209,355   -15.2 771,221  843,298    -8.5
----------------------------------------------------------------------------
Cadillac Total              1,151      845    36.2   3,179    3,918   -18.9
Saab Total                  2,614    3,319   -21.2  10,451   10,092     3.6
     GM Import Total        3,765    4,164    -9.6  13,630   14,010    -2.7
----------------------------------------------------------------------------
                   GM Vehicle Deliveries by Marketing Division
----------------------------------------------------------------------------
Buick Total                22,784   29,678   -23.2 108,954  132,721   -17.9
Cadillac Total             11,682   15,134   -22.8  49,887   66,656   -25.2
Chevrolet Total           201,523  228,229   -11.7 855,503  914,623    -6.5
GMC Total                  39,358   47,514   -17.2 164,060  186,607   -12.1
Hummer Total                   65      131   -50.4     292      413   -29.3
Oldsmobile Total           15,311   24,054   -36.3  91,865  100,822    -8.9
Other-Isuzu Total           1,365        0   ***.*   5,355        0   ***.*
Pontiac Total              41,713   53,562   -22.1 179,450  209,018   -14.1
Saab Total                  2,614    3,319   -21.2  10,451   10,092     3.6
Saturn Total               23,084   24,997    -7.7  89,317   88,857     0.5
     GM Total             359,499  426,618   -15.7 1,555,131,709,809   -9.0
----------------------------------------------------------------------------
* Includes US/Canada/Mexico
(1) Determines Sort Order



                                             3-1P
                                GM Truck Deliveries - (United States)
                                           April 2001
----------------------------------------------------------------------------
                                                    Calendar Year-to-Date
                     (1)      April                    January - April
                     -------------------------------------------------------
                                            %Chg
                            2001    2000   per S/D  2001    2000    % Chg
----------------------------------------------------------------------------
        Selling Days (S/D)  25      25
----------------------------------------------------------------------------
Rendezvous                     36       0   ***.*      36       0   ***.*
    Buick Total                36       0   ***.*      36       0   ***.*
----------------------------------------------------------------------------
Escalade                    2,596   1,896    36.9   7,652   9,274   -17.5
   Cadillac Total           2,596   1,896    36.9   7,652   9,274   -17.5
----------------------------------------------------------------------------
Astro                       5,873  10,067   -41.7  22,191  36,417   -39.1
C/K Suburban(Chev)         10,043  10,428    -3.7  45,549  45,298     0.6
Chevy C/T Series              517     849   -39.1   2,104   3,117   -32.5
Chevy P Models & Mtr Hms        3      55   -94.5      27     380   -92.9
Chevy W Series                143     184   -22.3     674     682    -1.2
Express Cutaway/G Cut       1,195   1,802   -33.7   4,485   7,320   -38.7
Express Panel/G Van         5,142   6,265   -17.9  21,598  25,751   -16.1
Express/G Sportvan          1,605   1,278    25.6   5,205   4,833     7.7
S/T Blazer                 12,016  18,376   -34.6  68,139  81,561   -16.5
S/T Pickup                 12,908  17,838   -27.6  50,570  74,046   -31.7
Silverado-C/K Pickup       51,069  57,490   -11.2 221,663 225,238    -1.6
Tahoe                      13,212  13,624    -3.0  59,560  46,039    29.4
Tracker                     4,242   3,496    21.3  17,749  16,708     6.2
TrailBlazer                   355       0   ***.*   1,447       0   ***.*
Venture                     6,787  10,351   -34.4  26,118  37,803   -30.9
  Chevrolet Total         125,110 152,103   -17.7 547,079 605,193    -9.6
----------------------------------------------------------------------------
C/K Suburban(GMC)               4     349   -98.9      25   4,078   -99.4
Envoy                         430       0   ***.*   2,197       0   ***.*
GMC C/T Series                870   2,540   -65.7   4,037   8,679   -53.5
GMC W Series                  368     323    13.9   1,525   1,640    -7.0
P Models & Mtr Hms(GMC)         1      22   -95.5      10     226   -95.6
S/T Jimmy                   2,876   6,121   -53.0  19,686  27,445   -28.3
Safari (GMC)                2,059   2,564   -19.7   7,799  12,491   -37.6
Savana Panel/G Classic      2,249   3,367   -33.2   9,193   9,947    -7.6
Savana Special/G Cut        1,243     734    69.3   3,028   3,424   -11.6
Savana/Rally                  198     330   -40.0     718   1,241   -42.1
Sierra                     14,475  17,765   -18.5  60,787  67,019    -9.3
Sonoma                      4,067   3,747     8.5  12,406  16,503   -24.8
Yukon                        5821   5,539     5.1  23,384  18,761    24.6
Yukon XL                    4,697   4,113    14.2  19,265  15,153    27.1
     GMC Total             39,358  47,514   -17.2 164,060 186,607   -12.1
----------------------------------------------------------------------------
Hummer H1                      65     131   -50.4     292     413   -29.3
    Hummer Total               65     131   -50.4     292     413   -29.3
----------------------------------------------------------------------------
Bravada                       866   1,873   -53.8   6,975  10,954   -36.3
Silhouette                  2,729   3,512   -22.3  13,042  14,942   -12.7
  Oldsmobile Total          3,595   5,385   -33.2  20,017  25,896   -22.7
----------------------------------------------------------------------------
Other-Isuzu F Series          200       0   ***.*     752       0   ***.*
Other-Isuzu N Series        1,165       0   ***.*   4,603       0   ***.*
 Other-Isuzu Total          1,365       0   ***.*   5,355       0   ***.*
----------------------------------------------------------------------------
Aztek                       2,394       0   ***.*  11,052       0   ***.*
Montana                     3,752   6,066   -38.1  14,740  25,095   -41.3
Trans Sport                     0       4   ***.*       0      23   ***.*
   Pontiac Total            6,146   6,070     1.3  25,792  25,118     2.7
----------------------------------------------------------------------------
      GM Total            178,271 213,099   -16.3 770,283 852,501    -9.6
----------------------------------------------------------------------------

                        GM TRUCK Deliveries by Production Source
----------------------------------------------------------------------------
GM North America *        176,990 212,765   -16.8 765,068 850,904   -10.1
----------------------------------------------------------------------------
GM Import                   1,281     334   283.5   5,215   1,597   226.5
----------------------------------------------------------------------------
      GM Total            178,271 213,099   -16.3 770,283 852,501    -9.6
----------------------------------------------------------------------------

                     GM Light Duty Truck Deliveries by Production Source
----------------------------------------------------------------------------
GM North America *        175,004 209,126   -16.3 756,551 837,777    -9.7
---------------------------------------------------------------------
GM Import                       0       0   ***.*       0       0   ***.*
----------------------------------------------------------------------------
      GM Total            175,004 209,126   -16.3 756,551 837,777    -9.7
----------------------------------------------------------------------------
* Includes U.S./Canada/Mexico
(1) Determines Sort Order

                                             3-1P
                                GM Truck Deliveries - (United States)
                                           April 2001
----------------------------------------------------------------------------
                                                    Calendar Year-to-Date
                     (1)      April                    January - April
                     -------------------------------------------------------
                                            %Chg
                            2001    2000   per S/D  2001    2000    % Chg
----------------------------------------------------------------------------
        Selling Days (S/D)  25      25
----------------------------------------------------------------------------
          GM TRUCK Deliveries by Production Source and Marketing Division
----------------------------------------------------------------------------
Buick Total                    36       0   ***.*      36       0   ***.*
Cadillac Total              2,596   1,896    36.9   7,652   9,274   -17.5
Chevrolet Total           125,008 151,978   -17.7 546,628 604,731    -9.6
GMC Total                  39,182  47,305   -17.2 163,262 185,472   -12.0
Hummer Total                   65     131   -50.4     292     413   -29.3
Oldsmobile Total            3,595   5,385   -33.2  20,017  25,896   -22.7
Other-Isuzu Total             362       0   ***.*   1,389       0   ***.*
Pontiac Total               6,146   6,070     1.3  25,792  25,118     2.7
    GM North American
       Total*             176,990 212,765   -16.8 765,068 850,904   -10.1
----------------------------------------------------------------------------
Chevrolet Total               102     125   -18.4     451     462    -2.4
GMC Total                     176     209   -15.8     798   1,135   -29.7
Other-Isuzu Total           1,003       0   ***.*   3,966       0   ***.*
    GM Import Total         1,281     334   283.5   5,215   1,597   226.5
----------------------------------------------------------------------------
      GM Light Truck Deliveries by Production Source and Marketing Division
----------------------------------------------------------------------------
Buick Total                    36       0   ***.*      36       0   ***.*
Cadillac Total              2,596   1,896    36.9   7,652   9,274   -17.5
Chevrolet Total           124,447 151,015   -17.6 544,274 601,014    -9.4
GMC Total                  38,119  44,629   -14.6 158,488 176,062   -10.0
Hummer Total                   65     131   -50.4     292     413   -29.3
Oldsmobile Total            3,595   5,385   -33.2  20,017  25,896   -22.7
Pontiac Total               6,146   6,070     1.3  25,792  25,118     2.7
    GM North American
      Total*              175,004 209,126   -16.3 756,551 837,777    -9.7
----------------------------------------------------------------------------


            GM Light Truck Deliveries by Marketing Division
----------------------------------------------------------------------------
Buick Total                    36       0   ***.*      36       0   ***.*
Cadillac Total              2,596   1,896    36.9   7,652   9,274   -17.5
Chevrolet Total           124,447 151,015   -17.6 544,274 601,014    -9.4
GMC Total                  38,119  44,629   -14.6 158,488 176,062   -10.0
Hummer Total                   65     131   -50.4     292     413   -29.3
Oldsmobile Total            3,595   5,385   -33.2  20,017  25,896   -22.7
Pontiac Total               6,146   6,070     1.3  25,792  25,118     2.7
    GM Total              175,004 209,126   -16.3 756,551 837,777    -9.7
----------------------------------------------------------------------------

* Includes US/Canada/Mexico
(1) Determines Sort Order




Detroit - General Motors dealers in the United States today reported the following vehicle sales:
-------------------------------------------------------------------------------

                                                       Calendar Year-to-Date
                                 April                    January - April
                      ---------------------------------------------------------
 Curr S/D:   25                           % Chg
 Prev S/D:   25         2001     2000    per S/D    2001      2000     % Chg
-------------------------------------------------------------------------------
Vehicle Total          359,499   426,618    -15.7 1,555,134 1,709,809     -9.0
-------------------------------------------------------------------------------
Car Total              181,228   213,519    -15.1   784,851   857,308     -8.5
-------------------------------------------------------------------------------
Truck Total            178,271   213,099    -16.3   770,283   852,501     -9.6
-------------------------------------------------------------------------------
Light Truck Total      175,004   209,126    -16.3   756,551   837,777     -9.7
-------------------------------------------------------------------------------
Light Vehicle Total    356,232   422,645    -15.7 1,541,402 1,695,085     -9.1
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
           Market Division
           Vehicle Total                               Calendar Year-to-Date
                                 April                   January - April
                      ---------------------------------------------------------
                                          % Chg
                        2001     2000    per S/D    2001      2000     % Chg
-------------------------------------------------------------------------------
Buick                   22,784    29,678    -23.2   108,954   132,721    -17.9
Cadillac                11,682    15,134    -22.8    49,887    66,656    -25.2
Chevrolet              201,523   228,229    -11.7   855,503   914,623     -6.5
GMC                     39,358    47,514    -17.2   164,060   186,607    -12.1
Hummer                      65       131    -50.4       292       413    -29.3
Oldsmobile              15,311    24,054    -36.3    91,865   100,822     -8.9
Other - Isuzu            1,365         0    ***.*     5,355         0    ***.*
Pontiac                 41,713    53,562    -22.1   179,450   209,018    -14.1
Saab                     2,614     3,319    -21.2    10,451    10,092      3.6
Saturn                  23,084    24,997     -7.7    89,317    88,857      0.5
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Sales of Domestically Produced Vehicles
-------------------------------------------------------------------------------
Car                    177,463   209,355    -15.2   771,221   843,298     -8.5
-------------------------------------------------------------------------------
Light Truck            175,004   209,126    -16.3   756,551   837,777     -9.7
-------------------------------------------------------------------------------



Percent change Per selling day calculation is the same as a standard percent change calculation with the exception of first dividing the units for each month by their respective selling days. Following is the formula:
((current month units/current month's selling days)/(prior month units/prior month's selling days)) x 100-100

* American Isuzu Motors, Inc., dealer sales of commercial vehicles distributed by General Motors Corporation as reported to General Motors by American Isuzu Motors, Inc.

Please Note: The Light sub-totals will be different than reported the prior year due to the implementation of 2001 Segmentaqtion, which moved some Light Trucks to Medium.






                                     # # # #

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            GENERAL MOTORS CORPORATION
                                            --------------------------
 May 1, 2001
 -----------
                                       By
                                            /s/Peter R. Bible
                                            -------------------------------
                                            (Peter R. Bible,
                                             Chief Accounting Officer)